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                                                                   EXHIBIT 10.22

                        ADDENDUM TO SETTLEMENT AGREEMENT



         This ADDENDUM TO SETTLEMENT AGREEMENT (the "Addendum"), made as of this ____ day of June, 1994, by and between RPS REALTY TRUST, a Massachusetts business trust ("Lender") and NORGATE PLAZA LIMITED PARTNERSHIP, an Indiana limited partnership ("Norgate"),

                         W I T N E S S E T H  T H A T:

         WHEREAS, Lender and Norgate entered into a certain Settlement Agreement of even date herewith (the "Settlement Agreement"); and

         WHEREAS, Lender and Norgate desire to modify certain terms and conditions of the Settlement Agreement as set forth in this Addendum.

         NOW, WHEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The first three lines of paragraph 4 of the Settlement Agreement are hereby deleted and replaced with the following language:

                 "Provided that, and for so long as, Norgate or any general partner of Norgate, or any entity controlled by a shareholder, director or officer of the general partner of Norgate, has not breached this agreement;"

         2. This Addendum shall be construed as supplementary to the Settlement Agreement. Except to the extent expressly modified herein, the terms, conditions and provisions of the Settlement Agreement remained unchanged.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                         RPS REALTY TRUST


                                         By:
                                            ----------------------------------
                                         Printed:
                                                 -----------------------------
                                         Title:
                                               -------------------------------

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                                         NORGATE PLAZA LIMITED PARTNERSHIP, an
                                         Indiana limited partnership

                                         By:
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                                             Norgate Plaza, Inc.,
                                             Its General Partner

                                         By:
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                                             Richard J. Langlais, President





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